Inventories	12 Months Ended
Sep. 30, 2018
Inventory Disclosure [Abstract]
Inventories
Note 8.	Inventories

Inventories are as follows (in millions):

	September 30,
	2018	2017
Finished goods and work in process	$867.0	$905.0
Raw materials	730.0	614.2
Supplies and spare parts	368.2	360.7
Inventories at FIFO cost	1,965.2	1,879.9
LIFO reserve	(135.6)	(82.6)
Net inventories	$1,829.6	$1,797.3

It is impracticable to segregate the LIFO reserve between raw materials, finished goods and work in process. In fiscal 2018 and 2016, we reduced inventory quantities in some of our LIFO pools. These reductions result in liquidations of LIFO inventory quantities generally carried at lower costs prevailing in prior years as compared with the cost of the purchases in the respective fiscal years, the effect of which typically decreases cost of goods sold. The impact of the liquidations in fiscal 2018 and 2016 was not significant. In fiscal 2017, we had no LIFO layer liquidations.